UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2011

 CELSION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road
Columbia, Maryland 21046-2364
(Address of principal executive office)

Registrant’s telephone number, including area code: (410) 290-5390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 21, 2011, Celsion Corporation, a Delaware corporation (the “Company”), executed a lease (the “Lease”) with Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Landlord”) for a 10,870 square foot premises located at 997 Lenox Drive, Suite No. 100, Lawrenceville, New Jersey (the “Lawrenceville Premises”). The Company secured the Lawrenceville Premises in order to relocate its functions currently located in Columbia, Maryland, including its corporate headquarters, to the Lawrenceville Premises.

The Company will not pay base rent for the first six months following the Commencement Date (as defined below). Following this six month period, the Company will then pay monthly base rent of $23,099. The monthly base rent escalates over the term of the Lease at various intervals to $24,910 base rent per month in the final period of the Lease term. The aggregate rent payments pursuant to the Lease total $1,440,275. In addition, throughout the term of the Lease, the Company is responsible for paying certain costs and expenses specified in the Lease, including insurance costs and a pro rata share of operating expenses and applicable taxes. The Lease includes covenants, indemnities, events of default, termination rights, security deposit and other provisions customary for lease transactions of this nature. The "Commencement Date" under the Lease is the earliest to occur of (i) when the Company, with the Landlord’s prior consent, assumes occupancy of the office portion of the Lawrenceville Premises, or (ii) upon substantial completion of the Landlord’s office work. The term of the Lease commences on the Commencement Date and terminates on the last day of the month that is 66 months from the Commencement Date.

The foregoing description is qualified in its entirety by the actual terms and conditions of the Lease, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Lease Agreement, executed July 21, 2011, by and between Celsion Corporation and Brandywine Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date:	July 25, 2011	By:	/s/ Gregory Weaver
Gregory Weaver Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease Agreement, exectued July 21, 2011, by and between Celsion Corporation and Brandywine Operating Partnership, L.P.